L A R E D O   P E T R O L E U M

Corporate Presentation

September 2019



Forward-Looking / Cautionary Statements

This presentation, including any oral statements made regarding the contents of this presentation, contains forward-looking statements as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities that Laredo Petroleum, Inc. (together with its subsidiaries, the "Company", "Laredo" or "LPI") assumes, plans, expects, believes, intends, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future, including, but not limited to, the share repurchase program, which may be suspended or discontinued by the Company at any time, are forward-looking statements. The forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events.

General risks relating to Laredo include, but are not limited to, the decline in prices of oil, natural gas liquids and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, long-term performance of wells, drilling and operating risks, the increase in service costs, hedging activities, possible impacts of potential litigation and other factors, including those and other risks described in its Annual Report on Form 10-K for the year ended December 31, 2018, and those set forth from time to time in other filings with the Securities Exchange Commission ("SEC"). These documents are available through Laredo's website at www.laredopetro.com under the tab "Investor Relations" or through the SEC's Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. Any of these factors could cause Laredo's actual results and plans to differ materially from those in the forward-looking statements. Therefore, Laredo can give no assurance that its future results will be as estimated. Laredo does not intend to, and disclaims any obligation to, update or revise any forward-looking statement.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "resource potential," "estimated ultimate recovery" ("EURs") or "type curve," each of which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. These terms refer to the Company's internal estimates of unbooked hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A "resource play" is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. EURs are based on the Company's previous operating experience in a given area and publicly available information relating to the operations of producers who are conducting operations in these areas. Unbooked resource potential or EURs do not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities of reserves that may be ultimately recovered from the Company's interests may differ substantially from those presented herein. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, decreases in oil, natural gas liquids and natural gas prices, well spacing, drilling costs and production costs, availability and costs of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, negative revisions to reserve estimates and other factors as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of EURs may change significantly as development of the Company's core assets provides additional data. In addition, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. "Type curve" refers to a production profile of a well, or a particular category of wells, for a specific play and/or area. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. The "standardized measure" of discounted future new cash flows is calculated in accordance with SEC regulations and a discount rate of 10%. The actual results may vary considerably and should not be considered to represent the fair market value of the Company's proved reserves.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA, cash flow and free cash flow. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA, cash flow and free cash flow to the nearest comparable measure in accordance with GAAP, please see the Appendix.

All amounts, dollars and percentages presented in this presentation are rounded and therefore approximate.

Laredo Petroleum Overview

Laredo Petroleum (LPI)

Market Cap[1]: $589 MM; Enterprise Value[2]: $1,568 MM
Operations: Permian Basin (TX), Headquarters: Tulsa, OK

55.9	30.4	1.7x
MMBO PDP oil reserves[3]	MBOPD oil production[4]	Net Debt to Adj. EBITDA[5]



Growing Production
Total Production[6] (MMBOE)
Oil
NGL
Natural Gas
20% CAGR
30
20
10
0
2011
2012
2013
2014
2015
2016
2017
2018
2019E



Strong Balance Sheet
Debt ($ MM)
$700
$600
$500
$400
$300
$200
$100
$0
2019
2020
2021
2022
2023
$800 MM Senior notes
$235 MM drawn ($1.1 B Revolver)[7]



GLASSCOCK
REAGAN

137,831 gross/ 122,787 net acres[4]

[1]As of 8/30/19; [2] Market cap as of 8/30/19; net debt as of 6/30/19; [3]As of 12/31/18; [4]As of 6/30/19; [5]See Appendix for the calculation of net debt to Adjusted EBITDA and a reconciliation of Net Income to Adjusted EBITDA; [6]2011-2014 results have been converted to 3-stream using actual gas plant economics; 2011-2013 results have been adjusted for Granite Wash divestiture, closed 8/1/13; [7]As of 6/30/19, per the 4/30/19 semi-annual redetermination of $1.1 B aggregate elected commitment in place under Fifth Amended and Restated Senior Secured Credit Facility

LAREDO PETROLEUM

2019: A Transformational Year

Optimized operations	Moved to wider-spaced development
Aligned personnel costs with activity	$30 MM/year annualized cash & non-cash expenses & capital savings expected
Reconstructed Senior Management Team	New President, COO, CFO & GC

Execution of strategic initiatives are driving free cash flow generation in 2019E

Wider Spacing Improves Oil Productivity


Yellow Rose
Yellow Rose package is outperforming offset tighter-spaced package by 25%
Cumulative Oil Production per 10,000' (MBO)
120
100
80
60
40
20
0
0
3
6
9
12
Months
1.3 MMBOE UWC/MWC Type Curve (400 MBO)
Yellow Rose Package (1,320' Co-Dev. Avg.)[1]
Fuchs Package (660' Co-Dev. Avg.)[2]


Hoelscher
Hoelscher package is matching offset widely-spaced package completed in 2017
Cumulative Oil Production per 10,000' (MBO)
160
140
120
100
80
60
40
20
0
0
3
6
9
12
15
18
21
Months
1.3 MMBOE UWC/MWC Type Curve (400 MBO)
Hoelscher Package (1,320' Avg.)[3]
Kloesel Package (1,320' Avg.)[4]


GLASSCOCK
REAGAN

Initial widely-spaced packages confirm improved oil productivity assumptions and Company's UWC/MWC type curve

[1]Includes an average of the Yellow Rose package (8 wells); [2]Includes an average of the Fuchs package (11 wells); [3]Includes an average of the Hoelscher package (4 wells); [4]Includes an average of the Kloesel package (3 wells); All wells show cumulative oil production, normalized to a 10,000' lateral

Note: UWC/MWC 1.3 MMBOE type curve (400 MBO) representative of a 10,000' well, utilizing a 1.2 b-factor

LAREDO PETROLEUM

Wider Spacing & Reduced Well Costs Improve IRR

Per Well Costs & ROR



$8
$7
$6
$5
Per Well Cost ($ MM)
$7.7
$7.5
$7.0
9%
25%
31%
35%
30%
25%
20%
15%
10%
5%
0%
Per Well ROR (%)
FY-18A
FY-19 Original
FY-19E Current

	FY-18A	FY-19 Original	FY-19E Current
LPI Well Type	Tightly-Spaced	1.3 MMBOE Type Curve	1.3 MMBOE Type Curve
Well Cost[1] ($ MM)	$7.7	$7.5	$7.0
WTI Price ($/BO)	$65	$54	$56
Well Spacing	660'	1,320'	1,320'

Strategic improvements versus 2018 development plan are driving higher returns

LAREDO PETROLEUM

[1]Well costs indicative of a 10,000' UWC/MWC utilizing a 2-well pad

Lowest Cash Costs Among Permian Peers



Cash G&A Expense[1]
LOE[1]
$9.82
$9.70
$7.86
$7.08
$6.82
$6.41
$6.27
$4.69
Peer Avg. $7.71/BOE
2Q-19 Peer
2Q-19 Peer
2Q-19 Peer
2Q-19 Peer
2Q-19 Peer
2Q-19 Peer
2Q-19 Peer
2Q-19 LPI

40% lower 2Q-19A controllable cash costs versus 2Q-19A peer average

[1]Representative of unit expenses

Note: Peers include - CDEV, CPE, CRZO, JAG, MTDR, QEP, SM

Higher FY-19 Oil Guidance, Maintaining Capex & Generating Free Cash



$750
$500
$250
($ MM)
30
28
26
24
22
20
Oil Production (MBO/d)
$644
27.9
$537
$365
$365
26.5
$465
$465
27.3
$465
$495
27.9
FY-18A
FY-19 Original
FY-19 Updated
FY-19E Current4
Capital ($ MM)
Cash Flow1 ($ MM)
Oil Production (MBO/d)

	FY-18A	FY-19 Original	FY-19 Updated	FY-19E Current[4]
LPI Well Type	Tightly-Spaced	1.3 MMBOE UWC/MWC Type Curve	1.3 MMBOE UWC/MWC Type Curve	1.3 MMBOE UWC/MWC Type Curve
Well Cost[2] ($ MM)	$7.7	$7.5	$7.0	$7.0
WTI Price ($/BO)	$65	$54	$58	$56
Hedged Price[3] ($/BO)	$47.42	$47.91	$60.42	$60.42
Well Spacing	660’	1,320’	1,320’	1,320'

Expect to generate $30 MM of free cash flow[1] in 2019

[1]See Appendix for a reconciliation of net cash provided by operating activities to cash flow and free cash flow
[2]Well costs indicative of a 10,000’ UWC/MWC utilizing a 2-well pad
[3]Reflective of the weighted-average WTI floor price in place for the period
[4]Updated as of 8/1/19
Note: Capital excludes non-budgeted acquisitions & includes cash & non-cash capital

LAREDO PETROLEUM

Operational Efficiencies Pulling Activity Forward

Operating Activity by Quarter

Actual/Future Activity	1Q-19A	2Q-19A	3Q-19E	4Q-19E
Drilling Rigs	3.0	2.6	2.0	2.0
Spuds	14	14	12	10
Completion Crews	2.0	1.2	1.0	0.3
Completions	20	12	11	9

2019 Completions Timing



1Q-19
2Q-19
3Q-19E
4Q-19E
Original/Updated Expectations (Package size)
10
10
8
4
4
7
9
Actual/Current[1] Expectations (Package size)
10
10
8
4
4
7
9

Reduced cycle time increased new-drill production days by 8% in 1H-19

LAREDO PETROLEUM

[1]Updated as of 8/1/19

High-Grading Inventory To Reduce Risk & Maximize Returns



Clearfork
Upper/Middle Spraberry
Lower Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale Cline
Strawn
Atoka, Barnett & Woodford

UWC/MWC Combined		
Wells per DSU	Drill Pattern	Inventory[1]
8 - 12		350 - 500

Regional Cline		
Wells per DSU	Drill Pattern	Inventory[1]
4		140 - 160

● 1,320' single zone development
● 1,320' co-development



GLASSCOCK
REAGAN

UWC/MWC Inventory
Regional Cline Inventory

Continually optimizing inventory to incorporate current spacing and cost assumptions

LAREDO PETROLEUM

[1]Inventory expected to average oil type curve productivity
Note: Drilling spacing unit (DSU)

Cline Reintroduced As Primary Target



Cumulative Oil Production (MBO)
300
250
200
150
100
50
0
0
12
24
36
48
60
Months
Regional Cline 1,100 lb/ft Offsets
Regional Cline 1,800 lb/ft Offsets
Regional Cline 1.0 MMBOE Type Curve (400 MBO)



GLASSCOCK
REAGAN
Regional Cline Inventory
Est. 2020 Cline Drilling

- **Completions optimization increased well productivity 30%**
- **Expected decrease in Cline well costs from $8.9 MM to $8.2 MM based on current service costs**

Combination of lower costs and increased productivity drives expected Cline ROR from 20%[1] to 35%[2]

[1]Indicative of 10,000' lateral utilizing 1,100 lb/ft productivity assumptions and assumed well cost of $7.6 MM based on $56/BO WTI
[2]Indicative of 10,000' lateral utilizing 1,800 lb/ft productivity assumptions and assumed well cost of $8.2 MM based on $56/BO WTI
Note: Data from 32 regional Cline wells to develop a region-specific curve
Regional Cline 1.0 MMBOE type curve (400 MBO) representative of a 10,000' well, utilizing a 1.0 b-factor

LAREDO PETROLEUM

Regional Cline Returns Compete With UWC/MWC



Cumulative Oil Production (MBO)
300
250
200
150
100
50
0
0
12
24
36
48
60
Months
Regional Cline 1.0 MMBOE Type Curve (400 MBO)
UWC/MWC 1.3 MMBOE Type Curve (400 MBO)

	UWC/MWC 1.3 MMBOE Type Curve (400 MBO)			Regional Cline 1.0 MMBOE Type Curve (400 MBO)		
Year	Oil (MBO)	Total (MBOE)	Oil Cut (%)	Oil (MBO)	Total (MBOE)	Oil Cut (%)
1	107	213	50%	139	295	47%
2	41	130	32%	48	128	37%
3	26	84	31%	28	76	37%
4	20	64	31%	20	55	37%
5	16	53	30%	16	43	37%
5-Year Cum. Prod.	210	544	39%	250	596	42%
Life of Well	400	1,300	30%	400	1,000	40%

Regional Cline wells exceed near-term UWC/MWC oil productivity

LAREDO PETROLEUM

Note: Table may not foot due to rounding
Regional Cline 1.0 MMBOE type curve (400 MBO) representative of a 10,000' well, utilizing a 1.0 b-factor; assumed well cost of $8.2 MM; UWC/MWC 1.3 MMBOE type curve (400 MBO) representative of a 10,000' well, utilizing a 1.2 b-factor; assumed well cost of $7.0 MM

Existing Infrastructure Reduces Operating Costs

12 consecutive quarters with unit LOE less than $4.00/BOE



Unit LOE Expense ($/BOE)
$7
$6
$5
$4
$3
$2
$1
$0
$4.00
FY-15
FY-16
FY-17
FY-18
1H-19



~345 miles of crude, water & natural gas gathering, recycled water distribution & natural gas distribution pipelines
NEW MEXICO
OKLAHOMA
TEXAS
GLASSCOCK
REAGAN
LPI leasehold
Natural gas lines
Oil gathering lines
Water lines
Corridor benefits

137,831 gross/ 122,787 net acres

LAREDO PETROLEUM

Note: Map, acreage count and statistics as of 6/30/19

Infrastructure Protects The Environment & Enhances Economics

LPI In-Place Infrastructure

60 Miles
Crude oil gathering pipelines

170 miles
Natural gas gathering pipelines

110 Miles
Water gathering & distribution pipelines

54 MBWPD
Produced water recycling capacity

Environmental Impact

Truckloads eliminated from the field	Barrels of water recycled	Additional gas sold vs. vented/flared
>220,000	**>8,500,000**	**>3.2 Bcf**

Shareholder Value

$0.51/BOE
Reduction in unit LOE, helping to control operating costs

$110,000
Per well reduction in capital due to in-place water infrastructure

$10.4 MM
Revenue from natural gas sold versus vented/flared

LAREDO PETROLEUM

Note: Existing infrastructure as of 7/17/19
Environmental impact and shareholder value based on FY-18

Oil Value Enhanced Via Gulf Coast Access

Gross Physical Transportation Contracts:

- Medallion firm transportation secured for all crude oil produced within dedication area
- 10 MBOPD firm transportation on Bridgetex through 1Q-22, with option to extend through 1Q-26 (USGC pricing)
- Firm transportation on Gray Oak through 4Q-26E upon startup (Brent-related pricing):
  - Year 1: 25 MBOPD
  - Years 2 - 7: 35 MBOPD


GAINES
DAWSON
BORDEN
SCURRY
FISHER
ANDREWS
MARTIN
HOWARD
MITCHELL
NOLAN
Medallion to Colorado City
Bridgetex
GLASSCOCK
ECTOR
MIDLAND
STERLING
COKE
Medallion To Crane
TOM GREEN
CRANE
UPTON
Gray Oak
IRION
PECOS
REAGAN
CROCKETT
SCHLEICHER
LPI leasehold
LMS truck stations
LMS oil gathering pipelines
Medallion-dedicated LPI acreage
Medallion intra-basin pipelines
Long-haul pipelines
Long-haul transport (constructing)

Firm transportation to the US Gulf Coast provides exposure to Brent-based pricing for majority of crude oil production

Note: Map as of 6/30/19

LAREDO PETROLEUM

2019 Product Hedges Protect Cash Flow


WTI Price ($/Bbl)
$65
$60
$55
$50
$45
$40
$55.52
$60.42
Strip
LPI


HH Price ($/MMBtu)
$3.50
$3.00
$2.50
$2.00
$1.50
$2.37
$3.09
Strip
LPI

% Hedged[1]	Oil: 95%	Natural Gas: 70%


NGL Price ($/Gal)
$1.50
$1.00
$0.50
$0.00
$0.19
$0.34
$0.44
$0.67
$0.52
$0.73
$0.58
$0.74
$1.02
$1.09
Strip
LPI
Strip
LPI
Strip
LPI
Strip
LPI
Strip
LPI

% Hedged[1]	Ethane: 65%	Propane: 65%	N. Butane: 70%	I. Butane: 70%	N. Gasoline: 65%

Hedges in place significantly reduce the impact of commodity price fluctuations and help ensure cash flow projections

LAREDO PETROLEUM

[1]Percentages reflective of hedged volumes as a percent of forecasted production; strip as of 8/30/19; LPI is representative of LPI's 2H-19 weighted-average floor price

Stronger Than Expected Cash Flow Generation Used To Pay Down Debt

- 1.7x net debt to Adjusted EBITDA[1]
- $906 MM of available liquidity[2]



$700
$600
$500
$400
$300
$200
$100
$0
Debt ($ MM)
2019
2020
2021
2022
2023
$800 MM Senior notes
$235 MM drawn ($1.1 B Revolver)3



$600
$500
$400
$300
$200
$100
$0
($ MM)
$296
$285
$169
$210
$465
$495
1H-19A
2H-19E
FY-19E
Capital ($ MM)
Cash Flow4 ($ MM)

	1H-19A	2H-19E	FY-19E
Completions	32	20	52

Utilized $35 MM of free cash flow[4] in 2Q-19 to reduce outstanding borrowings on the revolver

[1] As of 2Q-19. See Appendix for the calculation of net debt to Adjusted EBITDA and a reconciliation of Net Income to Adjusted EBITDA
[2] As of 2Q-19. See Appendix for the calculation of liquidity
[3] As of 6/30/19, per the 4/30/19 semi-annual redetermination of $1.1 B aggregate elected commitment in place under Fifth Amended and Restated Senior Secured Credit Facility
[4] See Appendix for a reconciliation of net cash provided by operating activities to cash flow and free cash flow
Note: Capital excludes non-budgeted acquisitions & includes cash & non-cash capital; FY-19E based on $56/BO WTI & $2.60/MMBtu HH

LAREDO PETROLEUM

Redefined Development Strategy Drives Free Cash Flow Generation

- High-Grading Inventory
- Optimizing Spacing
- Controlling Costs
- Driving Operational Efficiencies
- Ongoing Financial Risk Management

→

- Free Cash Flow
- Improved Returns
- Measured Oil Growth

L A R E D O P E T R O L E U M



APPENDIX

3Q-19 Guidance

Production	
Total production (MBOE/d)	79.0
Oil production (MBbl/d)	27.3

Average sales price realizations: *(excluding derivatives)*	
Oil (% of WTI)	97%
NGL (% of WTI)	15%
Natural gas (% of Henry Hub)	20%

Operating costs & expenses ($/BOE):	
Lease operating expenses	$3.35
Production and ad valorem taxes *(% of oil, NGL and natural gas revenues)*	6.50%
Transportation and marketing expenses	$0.70
Midstream service expenses	$0.15
General and administrative expenses:	
Cash	$1.70
Non-cash stock-based compensation, net	$0.65
Depletion, depreciation and amortization	$9.00

Oil, Natural Gas & Natural Gas Liquids Hedges

Hedge Product Summary	3Q-19 - 4Q-19	FY-20	FY-21
Oil total floor volume (Bbl)	4,600,000	7,539,600	912,500
Oil wtd-avg floor price ($/Bbl)	$60.42	$58.79	$45.00
Oil total floor volume w. deferred premium (Bbl)	*644,000*		
Oil wtd-avg deferred premium price ($/Bbl)	*$4.39*		
Nat gas total floor volume (MMBtu)	19,688,000	23,790,000	14,052,500
Nat gas wtd-avg floor price ($/MMBtu)	$3.09	$2.72	$2.63
NGL total floor volume (Bbl)	2,925,600	2,562,000	2,202,775

Oil	3Q-19 - 4Q-19	FY-20	FY-21
Puts			
Hedged volume (Bbl)	644,000	366,000	
Wtd-avg floor price ($/Bbl)	$55.00	$45.00	
Hedged Volume w. Deferred Premium (Bbl)	*644,000*		
Wtd-avg deferred premium price ($/Bbl)	*$4.39*		
Swaps			
Hedged volume (Bbl)	3,956,000	7,173,600	
Wtd-avg price ($/Bbl)	$61.31	$59.50	
Collars			
Hedged volume (Bbl)			912,500
Wtd-avg floor price ($/Bbl)			$45.00
Wtd-avg ceiling price ($/Bbl)			$71.00

Natural Gas - HH	3Q-19 - 4Q-19	FY-20	FY-21
Swaps			
Hedged volume (MMBtu)	19,688,000	23,790,000	14,052,500
Wtd-avg price ($/MMBtu)	$3.09	$2.72	$2.63

Natural Gas Liquids	3Q-19 - 4Q-19	FY-20	FY-21
Swaps - Ethane			
Hedged volume (Bbl)	1,196,000	366,000	912,500
Wtd-avg price ($/Bbl)	$14.22	$13.60	$12.01
Swaps - Propane			
Hedged volume (Bbl)	956,800	1,244,400	730,000
Wtd-avg price ($/Bbl)	$27.97	$26.58	$25.52
Swaps – Normal Butane			
Hedged volume (Bbl)	368,000	439,200	255,500
Wtd-avg price ($/Bbl)	$30.73	$28.69	$27.72
Swaps - Isobutane			
Hedged volume (Bbl)	92,000	109,800	67,525
Wtd-avg price ($/Bbl)	$31.08	$29.99	$28.79
Swaps - Natural Gasoline			
Hedged volume (Bbl)	312,800	402,600	237,250
Wtd-avg price ($/Bbl)	$45.80	$45.15	$44.31

Basis Swaps	3Q-19 - 4Q-19	FY-20	FY-21
Mid/Cush			
Hedged volume (Bbl)	2,392,000		
Wtd-avg price ($/Bbl)	-$3.23		
Waha/HH			
Hedged volume (MMBtu)	19,688,000	32,574,000	23,360,000
Wtd-avg price ($/MMBtu)	-$1.51	-$0.76	-$0.47

Note: Open positions as of 6/30/19, hedges executed through 8/30/19
Hedged volumes with deferred premiums outlined above are included in provided totals and are therefore not additive

Supplemental Financial Calculations

Net debt to Adjusted EBITDA

Net debt to Adjusted EBITDA is calculated as net debt as of June 30, 2019 divided by trailing twelve-month Adjusted EBITDA ending June 30, 2019 of $569 million. Net debt as of June 30, 2019 was $979 million, calculated as the face value of debt of $1.035 billion reduced by cash and cash equivalents of $56 million.

See next slide for a reconciliation of Net Income to Adjusted EBITDA.

Liquidity

At June 30, 2019, the Company had outstanding borrowings of $235 million on its $1.1 billion senior secured credit facility, resulting in available capacity, after reductions for outstanding letters of credit, of $850 million. Including cash and cash equivalents of $56 million, total liquidity was $906 million.

Supplemental Non-GAAP Financial Measure

Adjusted EBITDA (Unaudited)

Adjusted EBITDA is a non-GAAP financial measure that we define as net income or loss plus adjustments for income taxes, depletion, depreciation and amortization, non-cash stock-based compensation, net, accretion expense, mark-to-market on derivatives, premiums paid for derivatives, interest expense, gains or losses on disposal of assets and other non-recurring income and expenses. Adjusted EBITDA provides no information regarding a company's capital structure, borrowings, interest costs, capital expenditures, working capital movement or tax position. Adjusted EBITDA does not represent funds available for discretionary use because those funds are required for debt service, capital expenditures, working capital, income taxes, franchise taxes and other commitments and obligations. However, our management believes Adjusted EBITDA is useful to an investor in evaluating our operating performance because this measure:

- is widely used by investors in the oil and natural gas industry to measure a company's operating performance without regard to items excluded from the calculation of such term, which can vary substantially from company to company depending upon accounting methods, the book value of assets, capital structure and the method by which assets were acquired, among other factors;
- helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our capital structure from our operating structure; and
- is used by our management for various purposes, including as a measure of operating performance, in presentations to our board of directors and as a basis for strategic planning and forecasting. There are significant limitations to the use of Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss, the lack of comparability of results of operations to different companies and the different methods of calculating Adjusted EBITDA reported by different companies. Our measurements of Adjusted EBITDA for financial reporting as compared to compliance under our debt agreements differ.

The following table presents a reconciliation of net income (GAAP) to Adjusted EBITDA (non-GAAP):

(in thousands, unaudited)	3Q-18	4Q-18	1Q-19	2Q-19
Net income (loss)	$55,050	$149,573	$(9,491)	$173,382
Plus:				
Income tax expense (benefit)	1,387	2,862	(96)	1,751
Depletion, depreciation and amortization	55,963	60,399	63,098	65,703
Non-cash stock-based compensation, net	8,733	7,648	7,406	(423)
Restructuring expense	-	-	-	10,406
Accretion expense	1,114	1,131	1,052	1,020
Mark-to-market on derivatives:				
(Gain) loss on derivatives, net	32,245	(112,195)	48,365	(88,394)
Settlements received (paid) for matured derivatives, net	(3,888)	12,033	102	23,480
Settlements paid for early termination of derivatives, net	-	-	-	(5,409)
Premiums paid for derivatives	(5,455)	(5,405)	(4,016)	(2,233)
Interest expense	14,845	15,117	15,547	15,765
Litigation settlement	-	-	-	(42,500)
Loss on disposal of assets, net	616	1,207	939	670
Adjusted EBITDA	$160,610	$132,370	$122,906	$153,218

Cash Flow & Free Cash Flow

Free Cash Flow

Historic Free Cash Flow is calculated as estimated cash flows from operating activities before changes in assets and liabilities, less cash and non-cash capital investments made during the period, excluding non-budgeted acquisitions. Management believes this is useful to investors in evaluating the operating trends in its business due to production, commodity prices, operating costs and other related factors.
The following table presents a reconciliation of net cash provided by operating activities (GAAP) to cash flow (non-GAAP) and free cash flow (non-GAAP):

(in thousands, unaudited)	FY-18	1Q-19	2Q-19
Net cash provided by operating activities	$537,804	$77,458	$183,811
Less:			
Changes in working capital	427	(35,686)	11,541
Adjusted cash flows from operating activities ("Cash flow")	537,377	113,144	172,270
Less:			
Costs incurred, including LMS investments ("Capital")	644,000	164,000	132,000
Free cash flow	($106,623)	($50,856)	$40,270

Future Free Cash Flow is calculated as estimated future cash flows from operating activities before changes in assets and liabilities, less cash and non-cash capital investments expected to be made during the period, excluding non-budgeted acquisitions.